Statement of Additional Information Supplement	March 4, 2008
PUTNAM VARIABLE TRUST
Statement of Additional Information dated April 30, 2007

It is currently proposed, subject to shareholder approval, that in the section “Investment Restrictions,” the fundamental investment restriction (4)(a) relating to the purchase and sale of commodities be revised to state that the Trust may not and will not, with respect to Putnam VT Global Asset Allocation Fund:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the fund from purchasing or selling financial instruments representing interests in commodities (or the values of which are determined by reference to commodities), but which do not involve the delivery of physical commodities to or by the fund, or from entering into financial futures contracts, options, foreign exchange contracts and other financial transactions.

HV-6340	502156